Nuveen Strategy Balanced Allocation Fund (formerly First American Strategy Balanced Allocation Fund)
Summary Prospectus | December 31, 2010, as supplemented January 1, 2011
Ticker: Class A–FSGNX, Class B–FSKBX, Class C–FSKCX, Class R–FSKSX, Class Y–FSKYX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated December 31, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective
The investment objective of the fund is to seek both capital growth and current income.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 28 of the prospectus and “Reducing Class A Sales Charges” on page 76 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[2]	0.17%	0.17%	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses	0.86%	0.86%	0.86%	0.86%	0.86%

Gross Annual Operating Expenses	1.38%	2.13%	2.13%	1.63%	1.13%
Less Expense Reimbursement	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%

Net Annual Operating Expenses[3]	1.26%	2.01%	2.01%	1.51%	1.01%

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Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$671	$704	$204	$154	$103	$671	$204	$204	$154	$103
3 Years	$952	$955	$655	$502	$347	$952	$655	$655	$502	$347
5 Years	$1,253	$1,233	$1,133	$875	$611	$1,253	$1,133	$1,133	$875	$611
10 Years	$2,106	$2,262	$2,453	$1,923	$1,364	$2,106	$2,262	$2,453	$1,923	$1,364

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R, and Class Y shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund’s sub-advisor expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the fund is expected to have a low portfolio turnover rate, the underlying funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. An underlying fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio); the fund pays transaction costs when it buys and sells securities other than underlying funds. Trading of securities by an underlying fund may produce capital gains, which are taxable to shareholders, including the fund, when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the underlying fund pays when it buys and sells securities. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies
The fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the fund’s investment advisor (the “underlying funds”). The fund seeks to achieve its objective by generally providing significant allocations to both underlying funds that invest primarily in equity securities and to underlying funds that invest primarily in fixed income securities, but having a higher allocation to equity funds under most market conditions. The fund may invest in an underlying fund that is an absolute return fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the fund’s exposure to market risk. In addition to investing in the underlying funds, the fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). The fund may invest up to 5% of its total assets in such securities. The fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the fund’s, or underlying fund’s, portfolio; or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

The fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund’s total assets. The sub-advisor uses these target allocations as general guides in setting the fund’s actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, the fund’s allocation to Cash Equivalents (defined as cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, the fund may temporarily

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invest without limit in Cash Equivalents in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of the fund’s assets in these securities may prevent the fund from achieving its objectives.

	Target Allocation	Allocation Range

Equity Funds	59%	30-75%
Fixed Income Funds	36%	15-70%
Absolute Return Funds	2%	0-7%
Other Securities*	3%	0-10%
Cash Equivalents	0%	0-35%

*	Includes ETFs, closed-end investment companies, other non-money market investment companies not affiliated with the fund, and securities that provide the fund with exposure to the performance of commodities.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Allocation Risk—The fund is actively managed and its performance therefore will reflect in part the sub-advisor’s ability to make asset allocation and other investment decisions to achieve the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—Investing in the underlying funds and in unaffiliated investment companies through an investment in the fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Risks Associated with the Underlying Funds—The fund is subject to the risks of the underlying funds in which it invests.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class R shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class R Annual Total Return*

*	Class R year-to-date total return as of September 30, 2010 was 4.78%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 16.43% and (16.87)%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and

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do not reflect the impact of state and local taxes. After-tax returns are shown for Class R shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
					Since
					Inception
	Inception				(Class A, Class B,
	Date	1 Year	5 Years	10 Years	Class C, and Class Y)

Class Returns Before Taxes:
Class A	9/24/01	21.69%	2.23%	N/A	4.32%
Class B	9/24/01	22.84%	2.29%	N/A	4.27%
Class C	9/24/01	26.79%	2.64%	N/A	4.27%
Class R	10/1/96	28.48%	3.15%	2.58%	N/A
Class Y	9/24/01	29.21%	3.65%	N/A	5.30%

Class R Return After Taxes:
On Distributions		27.57%	2.04%	1.25%	N/A
On Distributions and Sale of Fund Shares		18.61%	2.29%	1.57%	N/A

Dow Jones Moderate U.S. Portfolio Index[1] (reflects no deduction for fees, expenses, or taxes)		22.58%	3.05%	4.13%	5.94%

1	A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 60% of the risk of the U.S. equities market.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

David R. Cline	Vice President	October 1996

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MPM-FSBA-0111P